Exhibit 99.1

Granite Announces Divestitures and Actions in Alignment with New Strategic Plan

•	Enters into definitive agreement to sell trenchless and pipe rehabilitation services business (“Inliner”)
•	Discloses intent to sell water supply, treatment, delivery and maintenance business (“Water Resources”) and mineral exploration drilling business (“Mineral Services”)
•	Increases share repurchase program to $300 million
•	Reorganizes operating groups and changes reportable segments

WATSONVILLE, Calif. - Granite Construction Incorporated (NYSE: GVA) today announced several actions designed to position the Company to focus on efficiently growing its core civil construction and materials business.

Strategic Actions

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On February 2, 2022, we entered into a definitive agreement with Inland Pipe Rehabilitation, a portfolio company of investment affiliates of J.F. Lehman & Company to sell Inliner for a purchase price of $159.7 million. The sale has been unanimously approved by the Company’s Board of Directors and is subject to customary covenants and closing conditions. The transaction is expected to close in the next two to four months.

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The Company intends to divest the two remaining businesses within the Water and Mineral Services operating group (“WMS”), Water Resources and Mineral Services. As such, WMS will be considered held for sale and presented as discontinued operations as of December 31, 2021.

●	The Board of Directors authorized an increase in the share repurchase program from $157 million to $300 million.
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During the fourth quarter, we reorganized our operating groups to improve operating efficiencies and better position the Company for long-term growth in alignment with our new strategic plan. Our new operating groups are: California; Mountain (formerly Northwest operating group), which primarily includes offices in Alaska, Nevada, Utah, and Washington; and Central (formerly Heavy Civil, Federal, and Midwest operating groups), which primarily includes offices in Arizona (formerly in the Northwest operating group), Colorado, Guam, Florida, Illinois and Texas.

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As a result of the above changes to our operating groups and shift in strategy to refocus on our core civil construction and materials business, our new reportable segments will be: Construction and Materials. These changes will be reported in our Form 10-K for the year ended December 31, 2021, as they reflect how our chief operating decision maker now reviews financial information to allocate resources and assess performance. The Construction segment replaces the Transportation, Water and Specialty reportable segments, with the Materials segment for our continuing operations remaining unchanged. A Form 8-K with segment information for each of the previously reported 2021 and 2020 quarterly periods and for the years ended 2020 and 2019 will be filed with the Securities and Exchange Commission after market close on February 14, 2022.

“Today’s announcement marks a significant step in the implementation of our new strategic plan,” explained Kyle Larkin, Granite President and CEO. “The divestiture of Inliner and the planned divestitures of Water Resources and Mineral Services reflect our strategy to refocus on our core civil construction and materials business, streamline operational support functions, improve overhead efficiency and better leverage economies of scale. Our vertically-integrated business has been Granite's strength for decades, and we plan to continue to build our positions in these well-established markets and be opportunistic in pursuing expansion. As we celebrate our centennial year, I want to thank all of our employees for their contributions to Granite.”

Larkin continued, “We are also announcing the reorganization of our operations to align with our new strategic plan. We operate in our markets across three groups, California, Mountain and Central, to contract on public and private civil construction projects where we can utilize our expertise to drive the highest returns for our shareholders. I look forward to further discussing these changes during our fourth quarter earnings call.”

“The divestitures will result in additional liquidity and increase our already strong cash position,” stated Lisa Curtis, Granite Executive Vice-President and Chief Financial Officer. “With the increase in our authorized share repurchase program, we have additional flexibility to return value to shareholders, including through share repurchases along with paydown of debt, and we expect to do so in 2022. I look forward to sharing more of our capital allocation plan as we roll out our strategic plan.”

Advisors

Perella Weinberg Partners is serving as financial advisor to Granite and Shearman & Sterling is serving as legal advisor on the divestiture of Inliner.  Houlihan Lokey is serving as exclusive financial advisor and Jones Day is serving as legal advisor to Inland Pipe Rehabilitation on the acquisition of Inliner.

About Granite

Granite is America’s Infrastructure Company™. Incorporated since 1922, Granite (NYSE:GVA) is one of the largest diversified construction and construction materials companies in the United States as well as a full-suite provider of civil construction. Granite’s Code of Conduct and strong Core Values guide the Company and its employees to uphold the highest ethical standards. Granite is an industry leader in safety and an award-winning firm in quality and sustainability. For more information, visit the Granite website, and connect with Granite on LinkedIn, Twitter, Facebook and Instagram.

About J.F. Lehman & Company

Founded in 1992, J.F. Lehman & Company is a leading middle-market private equity firm focused exclusively on the aerospace, defense, maritime, government and environmental sectors. The firm has offices in New York and Washington, D.C.  For more information about J.F. Lehman & Company, please visit www.jflpartners.com

About Inland Pipe Rehabilitation

Founded in 1973, Inland Pipe Rehabilitation is a leading water infrastructure services company providing diversified trenchless pipe rehabilitation solutions and technologies to the municipal waste, storm and potable water markets. IPR’s capabilities deliver minimally disruptive, cost-effective solutions for government customers to actively manage aging underground pipe infrastructure.  The company is headquartered in Conyers, GA with operating locations throughout the United States.

Forward-looking Statements

Any statements contained in this news release that are not based on historical facts, including statements regarding future events, including the sale of the Water Resources and Mineral Services businesses, the Company’s new strategic plan, the closing of the Inliner transaction, share repurchases and debt repayments in 2022, increased liquidity as a result of the divestitures and the filing of a Form 8-K with segment information, occurrences, opportunities, circumstances, activities, performance, growth, demand, strategic plans, shareholder value, outcomes, outlook, guidance, Committed and Awarded Projects (“CAP”) and results, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “future,” “outlook,” “assumes,” “believes,” “expects,” “estimates,” “anticipates,” “intends,” “plans,” “appears,” “may,” “will,” “should,” “could,” “would,” “continue,” "guidance" and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are estimates reflecting the best judgment of senior management and reflect our current expectations regarding future events, including the sale of the Water Resources and Mineral Services businesses, the Company’s new strategic plan, the closing of the Inliner transaction, share repurchases and debt repayments in 2022, increased liquidity as a result of the divestitures and the filing of a Form 8-K with segment information, occurrences, opportunities, circumstances, activities, performance, growth, demand, strategic plans, shareholder value, outcomes, outlook, guidance, CAP and results. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or estimates that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this news release and, except as required by law; we undertake no obligation to revise or update any forward-looking statements for any reason.

Contacts:

Investors

Wenjun Xu, 831-761-7861

Or

Media

Erin Kuhlman, 831-768-4111